As Filed with the Securities and Exchange Commission on May 14, 1999

                                                         File No. 2-30447

                                FORM N-1A

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     PRE-EFFECTIVE AMENDMENT NO. ___

                     POST-EFFECTIVE AMENDMENT NO. 46

                                   and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                            AMENDMENT NO.  25

                           NICHOLAS FUND, INC.
           (Exact Name of Registrant as Specified in Charter)

     700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202
                (Address of Principal Executive Offices)

                             (414) 272-6133
          (Registrant's Telephone Number, including Area Code)

                         Davis & Kuelthau, S.C.
                  111 East Kilbourn Avenue, Suite 1400
                        Milwaukee, WI  53202-6613
                             (414) 276-0200

                      Albert O. Nicholas, President
                           Nicholas Fund, Inc.
                         700 North Water Street
                       Milwaukee, Wisconsin 53202
               (Names and Addresses of Agents for Service)

It is proposed that the filing will become effective:

[  ] immediately upon filing pursuant to paragraph (b)
[  ]  on                 pursuant to paragraph (b)
[  ] sixty (60) days after filing pursuant to paragraph (a)(1)
[X] on _July 30, 1999__ pursuant to paragraph (a) (1)
[  ] 75 days after filing pursuant to paragraph (a)(2)
[  ] on __________________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[  ]      This post-effective amendment designates  a  new  effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Common Stock, $0.50 par value per share.

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On _________, 199_, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended
 March 31, 1999.

















                           Nicholas Fund, Inc.








                                FORM N-1A







                           PART A:  PROSPECTUS















                           NICHOLAS FUND, INC.

                               Prospectus
                              July 30, 1999




     The Fund's investment objective is capital appreciation in which income is a secondary consideration. To achieve its objective, the Fund invests in a diversified group of common stocks having growth potential.


     This prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.





                           Investment Adviser
                         NICHOLAS COMPANY, INC.

                    Minimum Initial Investment - $500

                      As with all mutual funds, the
   Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this
               prospectus is truthful or complete.  Anyone
              who tells you otherwise is committing a crime.



 700 North Water Street
 Suite 1010
 Milwaukee, Wisconsin 53202
 414-272-6133
 800-227-5987

                            TABLE OF CONTENTS
                                                                    Page
AN OVERVIEW OF THE FUND..........................................    _


FUND INVESTMENTS.................................................    -

INVESTMENT RISKS.................................................    -

FINANCIAL HIGHLIGHTS.............................................    _

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE......................    _


THE FUND'S INVESTMENT ADVISER....................................    _


PRICING OF FUND SHARES...........................................    -

PURCHASE OF FUND SHARES..........................................    _

REDEMPTION OF FUND SHARES........................................    _


EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS........................    _

TRANSFER OF FUND SHARES..........................................    _

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS..................    _

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN......................    _

SYSTEMATIC WITHDRAWAL PLAN.......................................    _

INDIVIDUAL RETIREMENT ACCOUNTS...................................    _

MASTER RETIREMENT PLAN...........................................    _


YEAR 2000 ISSUES.................................................    _



FOR MORE INFORMATION ABOUT THE FUND..........................  Back Cover

     You should rely only on the information contained in this document or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

          This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.


                          AN OVERVIEW OF THE FUND




GOALS

     The Fund strives to increase the value of your shares (capital appreciation), and to a lesser extent to provide income.

PRINCIPAL INVESTMENT STRATEGIES

     To pursue the Fund's goal of increased value, the Fund primarily invests in common stocks of domestic medium- and large-sized companies having growth potential. The Fund believes a company's annual sales volume and the market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2.0 billion as "small," between $2.0 billion and $7.5 billion as "medium" and greater than $7.5 billion as "large." To a lesser extent, the Fund may invest in companies with small market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund seeks companies that are well positioned to take advantage of emerging long-term social and economic trends, and have ample resources to sustain their growth. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. Income is not a significant factor in selecting the Fund's investments.

     It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above, at all times. The Fund does not have a pre-set asset allocation strategy which requires that the Fund maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries.

     For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund Investments" starting on page _.

PRINCIPAL RISKS OF INVESTING

     As with any mutual fund, the Fund can not guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. This may occur because a particular stock market is rising or falling, or because of other specific factors affecting the value of a particular investment of the Fund. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

      Although the Fund will invest most of its assets in the securities of large-sized companies, the Fund may face additional risks due to its investments in small- and medium-sized companies. Securities of medium-sized companies often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. During the history of the Fund, its price per share has often been somewhat more volatile, in both "up" and "down" markets, than the Dow Jones Industrial Average. If the value of the Fund's investments in small- to medium-sized companies decreases, the value of the Fund's shares may also go down.
     The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies. In addition, although the Fund generally will invest in the common stocks of medium- and large-sized companies, certain investments by the Fund and certain investment techniques the Fund may use involve other risks, as described elsewhere in this Prospectus.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. Before you invest, please read "Investment Risks" starting on page _.

WHO MAY WANT TO INVEST

     The Fund may be appropriate if you:

          *    Have longer time horizons
          * Are willing to accept higher short-term risk along with higher potential long-term returns
          *    Want to diversify their portfolios
          * Are seeking a fund for the growth portion of an asset allocation portfolio
          * Are investing with long-term goals in mind, such as retirement or to fund a child's future education

    The Fund may NOT be appropriate if you:

          *    Are investing with a shorter time horizon in mind
          * Are uncomfortable with an investment that will go up and down in value
          *    Are looking for current income

PERFORMANCE INFORMATION

    Mutual fund performance is commonly measured as total return. Total return measures the price change in a share assuming reinvestment of all dividends and capital gain distributions. All mutual funds must use the same formula to calculate total return. The total returns that follow are based on historical results and do not reflect the effect of taxes.

    The bar chart and table which follow show the risks of investing in the Fund. They show the variability of the Fund's total return over time and how the Fund's historical performance compares with alternative broad measures of market performance.

    This bar chart shows the Fund's calendar year total returns for the last ten years. (1)

                         BAR CHART PLOT POINTS

1989      1990     1991   1992   1993    1994    1995    1996  1997   1998
----      ----     ----   ----   ----    ----    ----    ----  ----   ----
24.53%   (4.81)%  41.98% 12.63%  5.90%  (2.84)% 35.40%  19.78% 37.01% 13.12%
____________

(1) The Fund's fiscal year end is March 31. The Fund's calendar year-to-date return (three months) as of March 31, 1999 was (0.72)%.

      For the ten calendar years 1989 through 1998, the highest quarterly return was 20.22% (for the quarter ended March 31, 1991) and the lowest quarterly return was (17.70)% (for the quarter ended September 30, 1990).
     This next table shows how the Fund's average annual returns for the one, five and ten calendar years ending on December 31, 1998 (the Fund's most recently completed calendar year) compare to the returns of the Standard & Poor's 500 Index and the Lipper Mid Cap Fund Index.

                                 ONE              FIVE            TEN
                                YEAR             YEARS           YEARS
                                -----            ------          -----
THE FUND                         13.12%          19.55%          17.23%
STANDARD & POOR'S 500 INDEX      28.58%          24.05%          19.20%
LIPPER MID CAP FUND INDEX        13.92%          15.20%          17.00%


     The Standard & Poor's 500r Composite Stock Price Index is an capitalization-weighted index that represents the average performance of a group of stocks of 500 companies and is a widely used benchmark for large-capitalization U.S. stocks. The Lipper Mid Cap Fund Index is an unmanaged equally weighted index of the 30 largest mutual funds included in the Lipper Mid Cap Fund category.

OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF ITS FUTURE RETURNS.




FEES AND EXPENSES OF THE FUND

    FUND INVESTORS PAY VARIOUS EXPENSES, EITHER DIRECTLY OR INDIRECTLY.
THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases.................  None
  Maximum Deferred Sales Charge (Load).............................  None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends......  None
  Redemption Fee...................................................   (1)
  Exchange Fee.....................................................   (2)
  Maximum Account Fee..............................................  None

ANNUAL FUND OPERATING EXPENSES (3) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees.................................................. 0.65%
  Distribution [and/or Service] (12b-1) Fees (4)...................  None
  Other Expenses................................................... 0.06%
  Total Annual Fund Operating Expenses............................. 0.71%
__________

(1) A fee of $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the year ended March 31, 1999.
(4) Some mutual funds charge these fees to pay for advertising and other costs of selling shares.



EXAMPLE:     THIS EXAMPLE HELPS YOU COMPARE THE COSTS OF INVESTING IN THE
        FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.  (1)

                                     ONE     THREE      FIVE      TEN
                                     YEAR    YEARS     YEARS      YEARS
                                     ----    -----     -----      -----
THE EXAMPLE ASSUMES THAT YOU
INVEST $10,000 IN THE FUND FOR THE
TIME PERIODS INDICATED AND THEN
REDEEM ALL OF YOUR SHARES AT THE
END OF THOSE PERIODS.  THE
EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN
EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN
THE SAME.  ALTHOUGH YOUR
ACTUAL COSTS MAY BE HIGHER OR
LOWER, BASED ON THESE
ASSUMPTIONS, YOUR COSTS WOULD BE:       $73   $227     $395      $883


__________

(1) This Example is not be a representation of past or future expenses. Actual expenses may be more or less than those shown.

     For a further description of the fees paid to the Fund's adviser, The Nicholas Company, Inc., see "The Fund's Investment Adviser" on page 12.


                           PORTFOLIO MANAGEMENT

     Mr. Albert O. Nicholas and Mr. David O. Nicholas are Co-Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Albert O. Nicholas is President and a Director of the Fund, a Director of the Adviser since 1967, served as President of the Adviser since 1967 to 1998, and currently serves as the Chief Executive Officer of the Adviser. David O. Nicholas is President and Chief Investment Officer of Adviser, and has been employed by the Adviser since 1985. For a further discussion of Messrs. Albert O. and David O. Nicholas' experience, see "The Fund's Investment Adviser."


                             FUND INVESTMENTS

     The Fund's main goal is increased share value over the long-term. It strives to meet its goal by investing primarily in a diversified portfolio of equity securities of large- and medium-sized U.S. companies, which it believes, have growth potential.

     The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

                                             MARKET CAPITALIZATION
                                             ---------------------
          Small.......................         0 to $2.0 Billion
          Medium......................    $2.0 Billion to $7.5 Billion
          Large.......................         Over $7.5 Billion

     To pursue the Fund's goal it may also, to a lesser extent, invest in companies with small capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for established companies with the potential for superior growth in sales and earnings. These are companies that are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including:

           *    a company's strategic position in its industry
           *    sales and earnings growth
           *    product development
           *    quality of management
           *    overall business prospects
           * a company's price to earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. But, the Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

     The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. It does not buy stocks with a view toward a quick sale or to obtain short-term trading profits (defined as profits on assets held less than twelve months). The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     The Fund expects that a major portion of its portfolio will be invested at all times in common stocks of the types of companies, and in the manner, already described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 5% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 5% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     For liquidity or flexibility, the Fund may also invest in cash, investment grade and non-investment grade fixed income securities, and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed-income securities.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment fixed income securities and repurchase agreements. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

     The Fund's Board of Director's may change the following investment restrictions without shareholder approval:

* No investments are permitted in any securities issued by a company if one or more directors or shareholders or other affiliated persons of its investment adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such companies stock or security

* Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of companies which have a record of less than three years' continuous operation

* No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in interests in oil, gas or other mineral activities are permitted)

* No investments are permitted in puts, calls, straddles, spreads or any combination thereof

* Not more than 1% of its total net assets may be invested in restricted securities.

* No purchase of securities of any company are permitted if, as a result of such purchase, the Fund would hold more than 10% of all classes of the securities of such company

* No investments are permitted in warrants, valued at the lower of cost or market, which exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value

The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or the total assets of the Fund.

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.


                             INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE GENERAL RISKS OF INVESTING IN THE FUND. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU WON'T LOSE MONEY ON YOUR INVESTMENT. THERE IS NO GUARANTEE THAT THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

     Because of the following risks, you could lose money on your investment over the short- or long-term:

     MARKET RISK.   The value of the Fund's investments, and therefore, the
value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares may occur because a particular stock market is rising or falling. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will fall because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

     PORTFOLIO-SPECIFIC RISK. Because the Fund invests most of its assets in the securities of large- and medium-sized companies, and to a lesser extent the securities of small companies, the Fund may be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been somewhat more volatile than the Dow Jones Industrial Average. If the value of the Fund's investments in small- and medium-size companies decrease, the value of the Fund's shares also may go down,

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.

     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS AND STRATEGIES. Although the Fund generally will invest in the common stocks of large- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

  LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN PORTFOLIO INVESTMENTS

          From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase by and sale to the public under the Securities Act of 1933, as amended). Securities of unseasoned companies and securities issued in private placements may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 10% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     DEBT SECURITIES AND PREFERRED STOCK

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The Fund is not limited as to the maturities of the debt securities in which it invests.

          The value of preferred stock and debt securities convertible into common stock generally is affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. Because of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt
     securities generally is less than   it would have been if the security
     was not convertible. Therefore, the value of convertible preferred stock and debt securities is affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party when it is disadvantageous to the Fund.

          These types of investments are made by the Fund when the Adviser believes they offer the possibility of appreciation in value.

     CREDIT QUALITY OF FIXED INCOME SECURITIES

           The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions warrant. "Investment grade fixed income securities" are fixed income securities ranked in one of the top four debt security rating categories of any of the nationally recognized statistical rating organizations (`NRSROs"), or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. The Fund usually will not invest more than 5% of its total assets in non-investment grade fixed income securities.
     But, the Fund may keep a security if its credit quality is downgraded to a non-investment grade level after purchase.

          Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker ability to pay interest and repay principal than higher rated securities. There aren't as many buyers for lower rated securities as there are for higher rated securities and they may be traded less. Consequently, there may be market price volatility for these securities and limited liquidity in the resale market. If the Fund invests in non-investment grade fixed income securities, it may be subject to greater risk of a decline in the value of its investments.

     REPURCHASE AGREEMENTS

          The Fund may enter into repurchase agreements, but only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying security is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. If the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, the Fund could lose money which could reduce the its net asset value.

          The Fund may not invest more than 20% of the its total net assets, taken at market, in repurchase agreements. And within that limit, repurchase agreements maturing in more than seven days may not constitute more than 10% of the Fund's total net assets, taken at market.

     BORROWINGS

          The Fund's exposure to market risk can increase if it borrows. If it borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of its total net assets.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES

          The Fund may invest up to 5% of its total assets in securities of other investment companies. Investments in these securities will involve duplication of advisory fees and certain other expenses.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.


                           FINANCIAL HIGHLIGHTS

     THE FOLLOWING FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS ENDED MARCH 31, 1999. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE TABLE HAS BEEN EXAMINED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1999. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE FUND.

Financial Highlights
(For a share outstanding throughout each year)
---------------------------------------------------------------------


                                                                          Year ended March 31,
                                         --------------------------------------------------------------------------------------
                                         1998     1997     1996      1995     1994     1993     1992     1991     1990     1989
                                         ----     ----      ----     ----     ----     ----     ----     ----     ----     ----
NET ASSET VALUE, BEGINNING OF YEAR      $67.11   $63.81   $52.22   $51.10   $52.91    $49.68   $42.99   $37.72   $35.27   $32.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    .36      .40      .57      .69      .74       .75      .70      .80      .96      .97
  Net gains or (losses) on securities
     (realized and unrealized)           32.67     8.64    15.68     4.46     (.68)     5.20     7.49     5.48     3.46     3.63
                                        ------   ------   ------   ------   ------    ------   ------   ------   -------  ------
     Total from investment operations    33.03     9.04    16.25     5.15      .06      5.95     8.19     6.28     4.42     4.60
                                        ------   ------   ------   ------   ------    ------   ------   ------   ------   ------
 LESS DISTRIBUTIONS:
  Dividends (from net
     investment income)                  ( .36)    (.42)    (.57)    (.71)    (.82)     (.68)    (.68)    (.79)    (.92)   (1.03)
  Distributions (from capital gains)     (5.80)   (5.32)   (4.09)   (3.32)   (1.05)    (2.04)    (.82)    (.22)   (1.05)    (.45)
                                        ------   ------   ------   ------   ------    ------   ------   ------   ------   ------
     Total distributions                 (6.16)   (5.74)   (4.66)   (4.03)   (1.87)    (2.72)   (1.50)   (1.01)   (1.97)   (1.48)
                                        ------   ------   ------   ------   ------    ------   ------   ------   ------    ------
NET ASSET VALUE, END OF YEAR            $93.98   $67.11   $63.81   $52.22   $51.10    $52.91   $49.68   $42.99   $37.72   $35.27
                                        ------   ------   ------   ------   ------    ------   ------   ------   ------   ------
                                        ------   ------   ------   ------   ------    ------   ------   ------   ------   ------
TOTAL RETURN                            50.98%    14.68%   32.38%   10.88%   0.04%    12.41%   19.33%   17.13%   12.55%   14.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)     $5,907.2  $3,989.5 $3,655.3 $3,004.4 $2,941.2 $3,013.4 $2,234.1 $1,642.8 $1,389.5 $1,172.3
Ratio of expenses to average net assets   .71%     .72%      .74%     .77%      .78%     .76%     .78%     .81%     .82%     .86%
Ratio of net investment income
  to average net assets                   .44%      .61%      .87%     1.34%    1.40%    1.53%    1.60%    2.17%    2.56%    2.84%
Portfolio turnover rate                 17.01%    15.18%    25.70%    29.82%   33.39%   10.20%   14.58%   21.85%   21.31%   24.03%
Average commission rate paid by the
  Fund on portfolio investment
  transactions*                        $0.0475   $0.0473   $0.0492      --       --       --       --       --       --       --

     PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL
PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE FUTURE. THE VALUE OF YOUR FUND SHARES MAY GO UP OR DOWN.


                MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     Individual stock selection is the focal point of the Adviser's equity philosophy. The Adviser's efforts are directed toward purchasing stocks that represent good value based upon the criteria outlined below. It is also the Adviser's strong conviction that superior long-term results are achieved through the minimization of capital losses during adverse periods in the general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors.


     The two line graphs which follow compare the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund to the same investment over the same periods in two different sets of peer group indices. The graphs assume a $10,000 initial investment in the Fund and the indices at the beginning of the first fiscal year.

     The peer group in the first graph includes the Standard & Poor's 500r Composite Stock Price ("S&P 500") Index. This peer group is consistent with the peer group used in the performance graph which appeared in the Fund's Prospectus, dated July 30, 1998. The peer group in the second graph includes the Lipper Mid Cap Fund ("Lipper Mid Cap") Index and the S&P 500 Index. The Fund intends to use the peer group indices in the second graph as its peer group indices in its performance graphs in Fund prospectuses in future years. The Fund believes the returns of the Lipper Mid Cap and S&P 500 indices are more representative of the performance of large- and medium-capitalized companies, which are the types of companies in which the Fund primarily invests. Therefore, the Fund believes the Lipper Mid Cap and S&P 500 indices provide a more meaningful and representative basis of comparison for Fund investors.

(The performance graph plot points are as follows:)

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              NICHOLAS FUND, INC. AND S&P 500 INDEX

 FISCAL     NICHOLAS       %        S&P 500        %
  YEAR     FUND VALUE   RETURNS      VALUE      RETURNS
  ENDED
--------   ----------   -------    ---------    --------
03/31/89   10,000.00               10,000.00
03/31/90   11,255.29     12.55%    11,927.22     19.27%
03/31/91   13,183.31     17.13%    13,646.12     14.41%
03/31/92   15,731.47     19.33%    15,152.67     11.04%
03/31/93   17,683.45     12.41%    17,460.32     15.23%
03/31/94   17,690.50     0.04%     17,717.38     1.47%
03/31/95   19,615.93     10.88%    20,470.66     15.54%
03/31/96   25,967.57     32.38%    27,043.79     32.11%
03/31/97   29,779.61     14.68%    32,405.65     19.83%
03/31/98   44,961.26     50.98%    47,960.36     48.00%
03/31/99   45,019.71     0.13%     56,813.66     18.46%


     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           NICHOLAS FUND, INC. AND S&P 500 INDEX AND
                 LIPPER MID CAP FUND INDEX

  FISCAL     NICHOLAS     %        S&P       %      MID CAP      %
YEAR ENDED     FUND    RETURNS     500    RETURNS     FUND    RETURNS
              VALUE               VALUE              VALUE
----------   --------- -------   -------  -------   --------- -------
 03/31/89    10,000.00           10,000.00          10,000.00
 03/31/90    11,255.29   12.55%  11,927.22  19.27%  10,000.00
 03/31/91    13,183.31   17.13%  13,646.42  14.41%  10,000.00
 03/31/92    15,731.47   19.33%  15,152.67  11.04%  10,000.00
 03/31/93    17,683.45   12.41%  17,460.32  15.23%  10,000.00
 03/31/94    17,690.50    0.04%  17,717.38   1.47%  10,000.00
 03/31/95    19,615.93   10.88%  20,470.66  15.54%  10,000.00
 03/31/96    25,967.57   32.38%  27,043.79  32.11%  10,000.00
 03/31/97    29,779.61   14.68%  32,405.65  19.83%  10,000.00
 03/31/98    44,961.26   50.98%  47,960.36  48.00%  10,000.00
 03/31/99    45,019.71    0.13%  56,813.66  18.46%  10,000.00


     The Fund's average annual total returns for the one year, five year and ten year periods ended on the last day of the most recent fiscal year are as follows:

                            One            Five           Ten
                         Year Ended    Years Ended    Years Ended
                       March 31, 1999 March 31, 1999 March 31, 1999
                       -------------- -------------- --------------
Average Annual
  Total Return               0.13%        20.54%         16.24%




         Past performance is not predictive of future performance.




                       THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to approximately twenty-five institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income Fund, Inc. As of March 31, 1999, the Adviser had approximately $8 billion assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month.


     The following table illustrates the calculation of the Adviser's annual fee:

                                        ANNUAL FEE CALCULATION
            NET ASSET                   (BASED ON THE AVERAGE
          VALUE OF THE FUND          NET ASSET VALUE OF THE FUND)
         -------------------         ----------------------------
     Up to and including $50,000,000         0.75 of 1%

     In excess of $50,000,000                0.65 of 1%


     Under the Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities and executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustees having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser . David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and a Senior Vice President of the Fund. They are both Chartered Financial Analysts.

     Albert O. Nicholas was the portfolio manager of the Fund from its inception in July 1969 through November 1996. Since November 1996, Albert
O. Nicholas and David O. Nicholas have been co-portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Albert O. Nicholas is also portfolio manager of and has had responsibility for the day-to-day management of the portfolios of the Nicholas Income Fund, Inc. and the Nicholas Equity Income Fund, Inc. since the Nicholas Company, Inc. has served as investment adviser for such funds. David O. Nicholas has been portfolio manager and primarily responsible for day-to-day management of the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993.


                          PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") per share of the Fund. The NAV of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading.





                          PURCHASE OF FUND SHARES


                      To Open An Account        $500
INVESTMENTS           To Add To An Account      $100
  MINIMUM $           Minimum Balance           $500
   [ICON]
                         The Fund's Automatic Investment Plan has a minimum
                    monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

APPLICATION              You may apply to purchase shares of the Fund by
INFORMATION         submitting an application to Nicholas Fund, Inc.,
                    c/o Firstar Mutual Fund Services, LLC ("Firstar"),
                    P.O. Box 2944, Milwaukee, Wisconsin 53201-2944.
                    See the back cover page of this Prospectus for
                    information on how to contact the Fund.  The Fund
                    also has available an Automatic   Investment Plan
                    for shareholders. You should contact the Fund for additional information.

                         When you make a purchase, your purchase price per
                    share will be the net asset value ("NAV") per share next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio. The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

                                 Applications to purchase Fund shares
                         received in proper order on a day when the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                                  Applications to purchase  Fund shares
                         received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

                         Purchase of shares will be made in full and
                    fractional shares computed to three decimal places.

                         You should be aware that DEPOSIT in the U.S. mail
                    or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

                         Your application to purchase Fund shares must be
                    in proper order to be accepted, may only be accepted by the Fund or an authorized agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against a your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

 WIRE PURCHASES          You also may purchase Fund shares via
     [ICON] the Federal Reserve wire system, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for the wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                   Wire To:         Firstar Bank Milwaukee, N.A.
                                    ABA 075000022
                    Credit:         Firstar Mutual Funds
                                    Services, LLC
                                    Account 112-952-137
                    Further Credit: Nicholas Fund Inc.
                                    (shareholder account number)
                                    (shareholder registration)

                                The Fund and its transfer agent are not
                    responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

 CERTIFICATES             The Fund won't issue certificates representing Fund
    [ICON] shares unless the shareholder specifically requests certificates in writing to the Fund. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.


 THIRD PARTY             USE OF A PROCESSING INTERMEDIARY TO PURCHASE
 PURCHASES          FUND SHARES   You can purchase shares of the Fund through
   [ICON]           certain broker-dealers, financial institutions or other
                    service providers ("Processing Intermediaries"). If you do, the Processing Intermediary, rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing
                    Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

                                Processing Intermediaries may charge fees
                    or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                         The Fund may also enter into an arrangement with
                    some Processing Intermediaries, which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV per share next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

                         Of course, you don't have to use the services of a
                    Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.





                         REDEMPTION OF FUND SHARES

 REDEMPTION              You may redeem all or part of your Fund shares by
  PRICE             any of the following methods.
    $               All redemptions will be processed immediately upon
  [ICON]            request and written confirmations will be
                    issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

                                                  Requests for redemption
                         of Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                                                  Requests for redemption
                         of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

                                 THE FUND WILL RETURN AND NOT PROCESS
                    REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE TIME OR DATE REDEMPTIONS ARE TO BE EFFECTED.

                                If any of the shares you want redeemed were
                    purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.

  WRITTEN                       If you redeem in writing, be sure that the
REDEMPTIONS         redemption request is signed by eachshareholder in the
  [ICON]            exact manner as the Fund account is registered and
                    include the redemption amount and the shareholder account number.

                                                  IF YOU HAVE CERTIFICATES
                         FOR YOUR SHARES, you may redeem them by delivering to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an eligible "guarantor institution," which is a bank, savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

                                                  IF YOU DON'T HAVE
                         CERTIFICATES FOR YOUR SHARES, you may redeem them by delivering an original signed written request for redemption addressed to Nicholas Fund, Inc., c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

                         YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

                          The Fund may require additional supporting
                    documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, Iif the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                                IF YOU ARE UNCERTAIN ABOUT WHAT DOCUMENTS
                    OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM SHARES, PLEASE WRITE OR CALL FIRSTAR 414-276-0535 OR 800-544-6547) PRIOR TO SUBMITTING A WRITTEN REDEMPTION REQUEST. A WRITTEN REDEMPTION REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN PROPER ORDER BY FIRSTAR.

                                If you have an individual retirement
                    account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.




OVERNIGHT                       You should be aware that DEPOSIT in the
DELIVERY            mail or with other independent delivery services
 [ICON]             or receipt at Firstar's Post Office Box of
                    redemption requests DOES NOT constitute receipt by Firstar or the Fund. DO Not mail letters by overnight courier to the Post Office Box address.
                    OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR
                    MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST
                    MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

 TELEPHONE                      You can redeem your shares by telephone
 REDEMPTIONS        unless you decline that option in writing.  This option
  [ICON]            does not apply to IRA accounts and master
                    retirement plans for which Firstar Bank Milwaukee, N.A. acts as custodian Telephone redemptions can only be made by calling Firstar 800-544-
                    6547 or 414-276-0535. In addition to account registration information, you will be required to provide the account number and social security number.
                    Telephone calls will be recorded.

                                Telephone redemption requests must be
                    received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                                The Fund reserves the right to refuse
                    telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

 EFFECT OF               For federal income tax purposes, a redemption
REDEMPTION          generally is treated as sale of the shares being
 [ICON]             redeemed.  You may recognize capital
                    gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further tax information.

                                The Fund ordinarily pays for redeemed
                    shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

                                You may instruct Firstar to mail the
                    proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds may also be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

 SIGNATURE               A signature guarantee of each owner is required to
 GUARANTEES         redeem shares in the following  situations, for all
  [ICON]            size transactions:

                     *   if you change the ownership on your account

                     *   upon redemption of shares when certificates
                           have been issued for your  account

                     *   when you want the redemption proceeds sent
                           to a different address than is registered on the account

                     *   for both certificated and uncertificated shares,
                           if the proceeds are to be made payable to someone other than the account owner(s)

                     *   any redemption  transmitted by federal wire
                           transfer to your bank  not previously
                           set up with the Fund

                     *   if a change of address request has been
                           received by the Fund or Firstar within 15 days of a redemption request

                                In addition, you must have your signature
                    guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

  THIRD PARTY                   USE OF A PROCESSING INTERMEDIARY TO REDEEM
  REDEMPTIONS       FUND SHARES.  As with the purchase of Fund shares, you
    [ICON]          may redeem shares of the Fund through certain
                    broker-dealers, financial institutions and other service providers ("Processing Intermediaries").
                    You should read the program materials provided by the Processing Intermediary before you redeem your shares of the Fund this way. Then follow those instructions and procedures.

                                Processing Intermediaries may charge fees
                    or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                The Fund also may enter into an arrangement
                    with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

                                You don't have to use the services of a
                    Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.


           EXCHANGE BETWEEN NICHOLAS FAMILY OF  FUNDS

                             You may exchange Fund shares for shares of
                    other mutual funds for which Nicholas Company, Inc. serves as the investment adviser.

EXCHANGES                    Nicholas Company, Inc.  also is adviser to
                    the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           MARCH 31, 1999
         ----                --------------------         ------------------
Nicholas II, Inc.      Capital appreciation; Income as
                       a secondary consideration            $1,025,443,733

Nicholas Limited
Edition, Inc. (1)      Long-term growth                     $  316,277,568

Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   25,020,850

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value       $   236,867,198

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity               $   166,513,123
____________
</TABLE

                                        (1)  You should be aware that
                    Nicholas Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

                                        If you choose to exercise the
                    exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

                                        If you are interested in
                    exercising the exchange privilege you must obtain the appropriate prospectus from Nicholas Company, Inc.

                                        An exchange constitutes a sale
                    for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

                                        The exchange privilege is
                    available only in states where shares of the fund being acquired may legally be sold, and the privilege may be terminated or modified only upon 60 days advance notice to shareholders. You may exchange shares of the Fund for shares of other available
                    Nicholas mutual funds directly through Nicholas
                    Company, Inc. without cost by written request.

 EXCHANGE                If you are interested in exercising the
   BY               exchange by mail privilege, you may obtain the
  MAIL              appropriate prospectus from Nicholas Company, Inc.
 [ICON]             Signatures required are the same as previously
                    explained under "Redemption of Fund Shares."

 EXCHANGE                You may also exchange by telephone among
    BY              all Nicholas mutual funds. Only exchanges of
 TELEPHONE          $500 or more may be executed using the telephone
  [ICON]            privilege. Firstar charges a $5.00 fee
                    for each telephone exchange.  In an effort to
                    avoid the risks  often associated with large
                    market timers, the maximum telephone exchange
                    per account per day is set at $100,000, with a
                    maximum of $l,000,000 per day for related accounts.
                    You are allowed four telephone exchanges per account
                    during any twelve month period.

                         Procedures for exchanging
                    Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar.
                    Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar at 414-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.

                          TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances- such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas
Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.


              DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year.

     For federal income tax purposes Ddistributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income, whether distributed in cash or additional shares. Distributions will usually be made in May and December of each year. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the net asset value per share, Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

     Under federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.


                DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan
(the "Reinvestment Plan"). You may elect to accept cash on the application to purchase shares, by telephone, or by separate written notification. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days' written notice to participants.


                        SYSTEMATIC WITHDRAWAL PLAN

     If you currently own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan ( the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the plan, at any time. Each withdrawal may be a taxable event to you.
Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.


                      INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals who receive compensation, including earnings from self-
employment may be able to establish a traditional IRA, a Roth IRA and/or an
Education IRA.  The Fund offers prototype IRA plans for adoption by individuals who qualify.  A description of applicable service fees as well as application forms are available upon request from the Fund.  The IRA documents also contain a disclosure statement which the Internal Revenue
Service requires to be furnished to individuals who are considering
adopting an IRA.   It is important that you obtain up-to-date information
from the Fund before opening an IRA.

    Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

    Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

    Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

     As long as the aggregate IRA contributions meet the Fund's minimum requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of your IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences.
Consultation with a tax adviser regarding the tax consequences is recommended.


                   SELF-EMPLOYED MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan. Consultation with a tax adviser regarding the tax consequences of the plan is recommended.




                             YEAR 2000 ISSUES

     The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored. As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware that is not designed to work across centuries may potentially malfunction on January 1, 2000. Because dates are part of every securities transaction, accurate date calculations are critical.

     The Fund has focused on the "Year 2000" computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem.

     The Adviser has identified and is taking steps it believes are reasonably designed to resolve potential problems and address the Year 2000 issue, although there can be no assurances that these steps will be sufficient. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems. Some systems are currently compliant.
Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

     In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on issuers whose securities are held by the Fund or on global markets generally.




                           PROSPECTUS
                          JULY 30, 1999


                       NICHOLAS FUND, INC.


              FOR MORE INFORMATION ABOUT THE FUND:

    The Fund's Statement of Additional Information ("SAI"), dated July 30, 1999, contains more detailed information on all aspects of Nicholas Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semi-Annual
Report to Shareholders.

    To request a free copy of the current Annual/Semi-Annual report or SAI, or to make shareholder inquiries, please write or call: Nicholas Fund, Inc. 700 North Water Street, Milwaukee,
Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's
Internet website at www.nicholasfunds.com.

    In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange
Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund also are available on the Commission's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference
Section of the Commission, Washington, D.C. 20549-6000.

    For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-
272-6133 or check the Fund's website at www.nicholasfunds.com.
You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" - "Nich". If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NICSX" or cusip number 653735100.

                       INVESTMENT ADVISER
                     NICHOLAS COMPANY, INC.
                      Milwaukee, Wisconsin
                  414-272-6133 or 800-227-5987


             TRANSFER AGENT                       CUSTODIAN
   FIRSTAR MUTUAL FUND SERVICES, LLC     FIRSTAR BANK MILWAUKEE, N.A.
          Milwaukee, Wisconsin               Milwaukee, Wisconsin
      414-276-0535 or 800-544-6547

     INDEPENDENT PUBLIC ACCOUNTANTS                COUNSEL
          ARTHUR ANDERSEN LLP               DAVIS & KUELTHAU, S.C.
          Milwaukee, Wisconsin               Milwaukee, Wisconsin


                    NO LOAD - NO SALES CHARGE

                       NICHOLAS FUND, INC.
                     700 NORTH WATER STREET
                           SUITE 1010
                   MILWAUKEE, WISCONSIN 53202
                      www.nicholasfunds.com

                                     INVESTMENT COMPANY ACT FILE NO. 2-30447

                       NICHOLAS FUND, INC.



                            FORM N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION



                      NICHOLAS FUND, INC.



              STATEMENT OF ADDITIONAL INFORMATION


               700 North Water Street, Suite 1010
                   Milwaukee, Wisconsin 53202
                          414-272-6133
                          800-227-5987






     This Statement of Additional Information, which is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Fund, Inc. ("the Fund"), dated July 30, 1999. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's
Annual Report for the fiscal year ended March 31,1999, which is incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.




          NO LOAD FUND - NO SALES OR REDEMPTION CHARGE




                       Investment Adviser
                     NICHOLAS COMPANY, INC.





                         July 30, 1999

                        TABLE OF CONTENTS
                                                             Page
INTRODUCTION.............................................       -
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT
   STRATEGIES............................................       -
INVESTMENT RESTRICTIONS..................................       -
INVESTMENT RISKS.........................................       -
THE FUND'S INVESTMENT ADVISER............................       -
MANAGEMENT-DIRECTORS AND EXECUTIVE OFFICERS AND
   PORTFOLIO MANAGER  OF THE FUND........................       -
PRINCIPAL SHAREHOLDERS...................................       -
PRICING OF FUND SHARES...................................       -
PURCHASE OF FUND SHARES..................................       -
REDEMPTION OF FUND SHARES................................       -
SIGNATURE GUARANTEES.....................................       -
EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS................       -
TRANSFER OF FUND SHARES..................................       -
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS..........       -
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN..............       -
SYSTEMATIC WITHDRAWAL PLAN...............................       -
INDIVIDUAL RETIREMENT ACCOUNTS...........................       -
MASTER RETIREMENT PLAN...................................       -
BROKERAGE................................................       -
PERFORMANCE DATA.........................................       -
CAPITAL STRUCTURE........................................       -
STOCK CERTIFICATES.......................................       -
ANNUAL MEETING...........................................       -


SHAREHOLDER REPORTS......................................       -
CUSTODIAN AND TRANSFER AGENT.............................       -
COUNSEL AND AUDITORS.....................................       -
FINANCIAL INFORMATION....................................       -

                          INTRODUCTION

     Nicholas Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on July 10, 1968. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").
This type of investment company is commonly called a mutual fund.
As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $.50 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund.
The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").


   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     The Fund's main goal is increased share value over the long-term. It strives to meet its goal by investing primarily in a diversified portfolio of equity securities of large- and medium-sized U.S. companies, which it believes, have growth potential.

     The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

                                             MARKET CAPITALIZATION
                                             ---------------------
          Small.......................         0 to $2.0 Billion
          Medium......................    $2.0 Billion to $7.5 Billion
          Large.......................         Over $7.5 Billion

     To pursue the Fund's goal it may also, to a lesser extent, invest in companies with small capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for established companies with the potential for superior growth in sales and earnings. These are companies that are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including:

             * a company's strategic position in its industry
             * sales and earnings growth
             * product development
             * quality of management
             * overall business prospects
             * a company's price to earnings ratio
                (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum or maximum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. But, the Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

     The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. It does not buy stocks with a view toward a quick sale or to obtain short-term trading profits (defined as profits on assets held less than twelve months). The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     The Fund expects that a major portion of its portfolio will be invested at all times in common stocks of the types of companies, and in the manner, already described. However, the Fund also may invest in the securities of unseasoned companies
(companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 5% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 5% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     For liquidity or flexibility, the Fund may also invest in cash, investment grade and non-investment grade fixed income securities, and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed-income securities.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment fixed income securities and repurchase agreements. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.


INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

     The Fund's Board of Director's may change the following investment restrictions without shareholder approval:

     * No investments are permitted in any securities issued by a company if one or more directors or shareholders or other affiliated persons of its investment adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such companies stock or security

     * Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of companies which have a record of less than three years' continuous operation

     * No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in interests in oil, gas or other mineral activities are permitted)

     * No investments are permitted in puts, calls, straddles, spreads or any combination thereof

     * Not more than 1% of its total net assets may be invested in restricted securities.

     * No purchase of securities of any company are permitted if, as a result of such purchase, the Fund would hold more than 10% of all classes of the securities of such company

     * No investments are permitted in warrants, valued at the lower of cost or market, which exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.
          Warrants acquired by the Fund in units or attached to securities may be deemed to be without value

     The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it's made, no violation of that restriction is created by changes afterwards in the market value of the investment or the total assets of the Fund.



                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares or, if it is less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy:

     1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

          (a) the purchase of a portion of an issue of publicly distributed debt securities;

          (b)  the purchase of debt securities issued by the U.S.
     Treasury or by other federal agencies, instrumentalities or corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven (7) days will not constitute more than 10% of the total net assets, taken at market; and

          (c) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions in an amount not to exceed 10% of the Fund's total net assets, taken at market.

     2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The
Fund may invest in the securities of real estate investment trusts, but not more than 10% in value of the Fund's total net assets will be so invested.

     3. The Fund may make temporary bank borrowings (not in excess of 5% of the lower of cost or market value of the Fund's total assets) for emergency or extraordinary purposes.

     4.   The Fund will not pledge any of its assets.

     5. Securities of other regulated investment companies will not be purchased, except on the open market where no commission or profits result, other than the broker's commission, or as a part of a plan of merger, consolidation or reorganization approved by shareholders of the Fund. No more than 5% of the value of the Fund's total net assets will be invested in the securities of other regulated investment companies.

     6. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

     7. Not more than 5% of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (excluding U.S. Government securities).

     8. Not more than 25% of the Fund's total assets will be concentrated in companies of any one industry or group of related industries.

     9. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or an officer or director or shareholder or other interested person of the Adviser.

                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE GENERAL
RISKS OF INVESTING IN THE FUND.  AS WITH ANY MUTUAL FUND, THERE
CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU
WON'T LOSE MONEY ON YOUR INVESTMENT.  THERE IS NO GUARANTEE THAT
THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

     Because of the following risks, you could lose money on your investment over the short- or long-term:


     MARKET RISK.   The value of the Fund's investments, and
therefore, the value of your Fund shares, may go up or down.
Value changes in the Fund's investments and consequently, your
Fund shares may occur because a particular stock market is rising or falling.  Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets."  Stock prices in general may decline over short or extended periods.  Thus, there is a possibility that the value of the Fund's investments will fall because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies.  At other times, there are
specific factors that may adversely affect the value of a
particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

     PORTFOLIO-SPECIFIC RISK. Because the Fund invests most of its assets in the securities of large- and medium-sized companies, and to a lesser extent the securities of small companies, the Fund may be subject to additional risks. Small- to medium-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been somewhat more volatile than the Dow Jones Industrial Average. If the value of the Fund's investments in small- and medium-size companies decrease, the value of the Fund's shares also may go down,

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.

     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS AND
STRATEGIES. Although the Fund generally will invest in the common stocks of large- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

     LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN
PORTFOLIO INVESTMENTS

          From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase by and sale to the public under the Securities Act of 1933, as amended). Securities of unseasoned companies and securities issued in private placements may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

          These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 10% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     DEBT SECURITIES AND PREFERRED STOCK

          From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts.

          Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise.
     In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities. The Fund is not limited as to the maturities of the debt securities in which it invests.

          The value of preferred stock and debt securities
     convertible into common stock generally is affected by its stated dividend rate or interest rate, as applicable, and
     the value of the underlying common stock.  Because of the
     conversion feature, the dividend rate or interest rate on
     convertible preferred stock or convertible debt securities
     generally is less than   it would have been if the security
     was not convertible.  Therefore, the value of convertible
     preferred stock and debt securities is affected by the
     factors that affect both equity securities (such as stock
     market movements generally) and debt securities (such as
     interest rates).  Some convertible securities might require the Fund to sell the securities back to the issuer or a
     third party when it is disadvantageous to the Fund.

          These types of investments are made by the Fund when the Adviser believes they offer the possibility of appreciation in value.

     CREDIT QUALITY OF FIXED INCOME SECURITIES

           The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions warrant.
     "Investment grade fixed income securities" are fixed income securities ranked in one of the top four debt security rating categories of any of the nationally recognized statistical rating organizations (`NRSROs"), or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. The Fund usually will not invest more than 5% of its total assets in non-investment grade fixed income securities. But, the Fund may keep a security if its credit quality is downgraded to a non-investment grade level after purchase.

          Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker ability to pay interest and repay principal than higher rated securities. There aren't as many buyers for lower rated securities as there are for higher rated securities and they may be traded less. Consequently, there may be market price volatility for these securities and limited liquidity in the resale market. If the Fund invests in non-investment grade fixed income securities, it may be subject to greater risk of a decline in the value of its investments.

     REPURCHASE AGREEMENTS

          The Fund may enter into repurchase agreements, but only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying security is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. If the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, the Fund could lose money which could reduce the its net asset value.

          The Fund may not invest more than 20% of the its total net assets, taken at market, in repurchase agreements. And within that limit, repurchase agreements maturing in more than seven days may not constitute more than 10% of the Fund's total net assets, taken at market.

     BORROWINGS

          The Fund's exposure to market risk can increase if it borrows. If it borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of its total net assets.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES

          The Fund may invest up to 5% of its total assets in securities of other investment companies. Investments in these securities will involve duplication of advisory fees and certain other expenses.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.



                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street,
Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs subject to supervision of the Fund's
Board of Directors. The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The five other mutual funds advisers are Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money
Market Fund, Inc., and Nicholas Equity Income Fund, Inc., with primary investment objectives and net assets set forth below.


                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           MARCH 31, 1999
         ----                --------------------         ------------------
Nicholas II, Inc.      Capital appreciation; Income as
                       a secondary consideration            $1,025,443,733

Nicholas Limited
Edition, Inc.          Long-term growth                     $  316,277,568

Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   25,020,850

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value       $   236,867,198

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity               $   166,513,123
____________
</TABLE


     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month. The annual fee is seventy-five one hundredths of one percent (0.75 of 1%) of the average net asset value of the Fund up to and including $50,000,000 and sixty-five one hundredths of one percent (0.65 of 1%) of the average net asset value in excess of $50,000,000. For the fiscal year ended March 31, 1999, the net asset value of the Fund was $5,619,380,197.

     Under the Investment Advisory Agreement with the Fund, the
Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, office facilities and executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser pays all executive expenses and pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act, and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included are salaries of administrative and clerical personnel, association membership dues, auditing, tax and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.

     During the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid the Adviser an aggregate of $36,413,678, $32,093,490 and $25,060,663, respectively, in fees.

     The agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on sixty days' notice. Otherwise, the agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940
Act, as amended, cast in person at a meeting called for the purpose of voting for such approval.

     Albert O. Nicholas is President and a Director of the Fund,
is Chief Executive Officer and Chairman of the Board of the
Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the
Adviser.  Thomas J. Saeger, Executive Vice-President and
Secretary of the Fund, is Executive Vice-President and Assistant
Secretary of the Adviser.  David L. Johnson is Executive
Vice-President of the Fund and Executive Vice-President of the
Adviser.  He is a brother-in-law of Albert O. Nicholas.  David O.
Nicholas is a Senior Vice-President of the  Fund and President,
Chief Investment Officer and a Director of the Adviser.  Lynn S.
Nicholas is Senior Vice-President of the Fund and Senior Vice-
President of the Adviser.  David O. Nicholas and Lynn S. Nicholas
are the son and daughter, respectively, of Albert O. Nicholas.
Candace L. Lesak is Vice-President of the Fund, and is an
employee of the Adviser. Jeffrey T. May is a Senior Vice-
President and Treasurer of the Fund and Senior Vice-President and
Treasurer of the Adviser.  David E. Leichtfuss, 100 East
Wisconsin Avenue, Milwaukee, Wisconsin is a Director and the
Secretary of the Adviser.  Tracy C. Eberlein is an Assistant Vice
President of the Fund and employee of the Adviser.  Mark J. Giese is a Vice-President of the Fund and a Vice-President of the
Adviser.   Mr. Leichtfuss is a partner with the law firm of
Michael, Best & Friedrich, Milwaukee, Wisconsin.  Daniel J.
Nicholas, 2618 Harlem Boulevard, Rockford, Illinois is the only other Director of the Adviser.  Daniel J. Nicholas, a brother of
Albert O. Nicholas, is a private investor.




   MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The
Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of July 30, 1999:

 Name, Age and          Positions         Principal Occupations
 Address                Held              During Past
                        with Fund         Five Years
-------------------    -------------     -------------------------
* Albert O.              President,     Chief Executive Officer
Nicholas, 68             Director       and Chairman of the
700 North Water          and            Board, Nicholas Company,
Street                   Co-            Inc., the Adviser to the
Milwaukee, WI  53202     Portfolio      Fund.  He has been
                         Manager        Portfolio Manager (Co-
                                        Portfolio Manager, in the
                                        case of the Fund, since
                                        November, 1996) for, and
                                        primarily responsible
                                        for, the day-to-day
                                        management of the
                                        portfolios of the Fund,
                                        Nicholas Equity Income
                                        Fund, Inc. and Nicholas
                                        Income Fund, Inc. since
                                        the Adviser has served as
                                        investment adviser for
                                        such funds.  He was the
                                        Portfolio Manager for
                                        Nicholas II, Inc. and
                                        Nicholas Limited Edition,
                                        Inc. from the date of
                                        each such fund's
                                        inception until March
                                        1993.  He is a Chartered
                                        Financial Analyst.

Melvin L. Schultz, 66    Director       Director and Management
3636 North 124th Street                 Consultant, Professional
Wauwatosa, WI  53222                    Management of Milwaukee,
                                        Inc.  He is a Certified
                                        Professional Business
                                        Consultant and provides
                                        financial advice to
                                        members of the medical
                                        and dental professions.

Richard Seaman, 73       Director       Management Consultant, on
5270 North Maple                        an independent basis
Lane                                    primarily in the areas of
Nashotah, WI  53058                     mergers, acquisitions and
                                        strategic planning.

Robert H. Bock, 67       Director       Professor, University of
102 Commerce                            Wisconsin School of
1155 Observatory                        Business, Madison,
Drive                                   Wisconsin.  From 1973 to
Madison, WI  53706                      1984 he was the Dean of
                                        the School of Business at
                                        the University of
                                        Wisconsin.

David L. Johnson, 57     Executive      Executive Vice-President,
700 North Water          Vice-          Nicholas Company, Inc.,
Street                   President      the Adviser to the Fund,
Milwaukee, WI  53202                    since 1980.  He is a
                                        Chartered Financial
                                        Analyst.

Thomas J. Saeger, 55     Executive      Executive Vice-President
700 North Water          Vice-          and Assistant Secretary,
Street                   President,     Nicholas Company, Inc.,
Milwaukee, WI  53202     Secretary      the Adviser to the Fund,
                                        since 1969.  He is a
                                        Certified Public
                                        Accountant.

Lynn S. Nicholas, 43     Senior         Senior Vice-President,
700 North Water          Vice-          Nicholas Company, Inc.,
Street                   President      the Adviser to the Fund,
Milwaukee, WI  53202                    and employed by the
                                        Adviser since 1983.  She
                                        is a Chartered Financial
                                        Analyst.

David O. Nicholas, 38    Senior         President, Chief
700 North Water Street   Vice-          Investment Officer and
Milwaukee, WI  53202     President,     Director, Nicholas
                         Co-            Company, Inc., the
                         Portfolio      Adviser to the Fund and
                         Manager        employed by the Adviser
                                        since 1985.  He has been
                                        Portfolio Manager for,
                                        and primarily responsible
                                        for, the day-to-day
                                        management of the
                                        portfolios of Nicholas
                                        II, Inc. and Nicholas
                                        Limited Edition, Inc.
                                        since March, 1993, and Co-
                                        Portfolio Manager of the
                                        Fund since November,
                                        1996.  He is a Chartered
                                        Financial Analyst.

Jeffrey T. May, 43       Senior         Senior Vice-President and
700 North Water          Vice-          Treasurer of Nicholas
Street                   President,     Company, Inc., the
Milwaukee, WI  53202     Treasurer      Adviser to the Fund and
                                        employed by the Adviser
                                        since 1987.  He is a
                                        Certified Public
                                        Accountant.

Candace L. Lesak, 41     Vice-          Employee of Nicholas
700 North Water          President      Company, Inc., the
Street                                  Adviser to the Fund,
Milwaukee, WI  53202                    since 1983.  She is a
                                        Certified Financial
                                        Planner.

Tracy C. Eberlein, 38    Assistant      Employee of Nicholas
700 N Water Street       Vice-          Company, Inc., the
Milwaukee, WI  53202     President      Adviser to the Fund,
                                        since 1985.  She is a
                                        Certified Financial
                                        Planner.

Mark J. Giese, 28        Vice-          Vice-President of
700 North Water Street   President      Nicholas Company, Inc.,
Milwaukee, WI  53202                    the Adviser to the Fund,
                                        and an employee of the
                                        Adviser since 1994.  He
                                        is a Certified Public
                                        Accountant and a
                                        Chartered Financial
                                        Analyst.

* Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the Investment Company Act of 1940, as amended.
     Albert O. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.



     Reference is made to the Section "The Fund's Investment
Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

     The aggregate remuneration paid by the Fund during fiscal year 1999 to all Fund directors as a group amounted to $15,186.
No renumeration is paid to officers and directors of the Fund who are "interested persons" of the Adviser.

     The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended March 31, 1999. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.


		       Aggregate       Pension or Retirement    Estimated         Total Compensation
		       Compensation    Benefits Accrued As      Annual Benefits   From Fund and Fund
Name  and Position     From the Fund   Part of Fund Expenses    Upon Retirement   Complex Paid to Directors
------------------     -------------   ---------------------    ---------------   -------------------------
Albert O. Nicholas(2)  $0              $0                       $0                $0
Melvin L. Schultz(2)   $5,000          $0                       $0                $21,200
Richard Seaman(2)      $5,000          $0                       $0                $11,200
Robert H. Bock(2)      $5,186          $0                       $0                $11,386


(1) During the fiscal year ended March 31, 1999, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the fiscal year ended March 31, 1999, the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended and an annual retainer of $3,000 per director. Except for reimbursement of out-of-pocket expenses, the disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended March 31, 1999. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2)  Messrs. Albert O. Nicholas and Melvin L. Schultz are also members of the Board of Directors of Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc Messrs. Richard Seaman and Robert H. Bock are also members of the Board of Directors of Nicholas Equity Income Fund, Inc. and Nicholas II, Inc.
(3)
                     PRINCIPAL SHAREHOLDERS

     All directors and executive officers of the Fund, as a group
(12 persons), beneficially own less than 1% of the outstanding shares of the Fund.

                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") per share of the Fund. The NAV of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors

                    PURCHASE OF FUND SHARES

     MINIMUM INVESTMENTS. The minimum initial purchase is $500 and the minimum for any subsequent purchase is $100, except in the case of reinvested dividends. The Automatic Investment Plan has a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give 30 days advance written notice to the owners of accounts below such minimum.

     APPLICATION INFORMATION. Applications for the purchase of shares are made to Nicholas Fund, Inc., c/o Firstar Mutual Fund Services, LLC ("Firstar"), P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. The Firstar Trust Company acts as transfer agent and custodian for the Fund. The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.

     When you make a purchase, your purchase price per share will be the NAV per share next determined after the time the Fund receives the application is received in proper order. The determination of NAV for a particular day is applicable to all applications for the purchase of shares received by the close of trading on the NYSE on that day (usually 4:00 p.m. New York time).

* Applications to purchase Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

* Applications to purchase Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

     You should be aware that DEPOSIT in the U.S. mail or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUND SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

     Your application to purchase Fund shares must be in proper order to be accepted, may only be accepted by the Fund or an authorized agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your payment check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you open an account (including custodial accounts) without a proper social security number or tax identification number, it may be liquidated. Proceeds will be distributed on the first business day following the sixtieth
(60th) day of investment, net of the backup withholding tax amount.


     WIRE PAYMENTS. You also may purchase Fund shares via the Federal Reserve wire system, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for the wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

Wire To:         Firstar Bank Milwaukee, N.A.
                 ABA 075000022
Credit:          Firstar Mutual Fund Services, LLC
                 Account 112-952-137
Further Credit:  Nicholas Fund, Inc.
                 (shareholder account number)
                 (shareholder registration)

     The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal
Reserve wire system, or from incomplete wiring instructions.

     CERTIFICATES. The Fund won't issue certificates representing Fund shares purchased unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

     THIRD PARTY PURCHASES - USE OF A PROCESSING INTERMEDIARY TO PURCHASE FUNDS SHARES. You can purchases share of the Fund through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). If you do, the Processing Intermediary, rather than you, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Fund for providing transfer agent type services relating to the accounts held in street name.
Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Statement of Additional Information before you invest in the Fund this way.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     The Fund may also enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV per share next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the agent.
     Of course you don't have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.


                   REDEMPTION OF FUND SHARES

     REDEMPTION PRICE. You may redeem all or part of your Fund shares by any of the following methods. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

* Requests for redemption of Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

* Requests for redemption of Fund shares received in proper order after the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the next day the NYSE is open.

      THE FUND WILL RETURN AND NOT PROCESS REDEMPTION REQUESTS
THAT CONTAIN RESTRICTIONS AS TO THE TIME OR DATE REDEMPTIONS ARE
TO BE EFFECTED.

     If any of the shares you want redeemed were made recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.

     WRITTEN REDEMPTIONS. If you redeem in writing, be sure that the redemption request is signed by each shareholder, in the exact manner as the Fund account is registered and include the redemption amount and identifies the shareholder account number.

     IF YOU HAVE CERTIFICATES FOR YOUR SHARES, you may redeem them by delivering to the Fund, c/o Firstar Mutual Fund Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case, with signatures guaranteed by an "eligible financial institution," which is a bank, a savings and loan association, a credit union or by a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

     IF YOU DON'T HAVE CERTIFICATES FOR YOUR SHARES, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Fund, Inc., c/o Firstar Mutual Fund Services LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfers to Minors Act), or general partners the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

     YOU MAY NOT FAX YOUR REDEMPTION REQUEST.
     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. If the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must be accompanied by the trust agreement and signed by the trustee(s). If the trustee's(s') name is not registered on the account, a copy of the trust document certified within the last 60 days is required.

     IF YOU ARE UNCERTAIN ABOUT WHAT DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN ORDER TO REDEEM SHARES IN WRITING, PLEASE WRITE OR CALL FIRSTAR ( 414-276-0535 OR 800-544-6547), PRIOR TO
SUBMITTING A WRITTEN REDEMPTION REQUEST. A WRITTEN REDEMPTION REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN RECEIVED IN PROPER ORDER BY FIRSTAR..

     If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

     You should be aware that DEPOSIT in the mail or with other independent delivery services or receipt at Firstar's Post Office Box of redemption requests DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

     TELEPHONE REDEMPTIONS. You can redeem your shares by telephone unless you declined this option in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar Bank Milwaukee, N.A. acts as custodian. Telephone redemptions can only be made by calling Firstar 414-276-0535 or 800-544-6547. In addition to account registration information, shareholders will be required to provide the account number and social security number. Telephone calls will be recorded.

     Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day.
The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     EFFECT OF REDEMPTION. For federal income tax purposes, a redemption generally is treated as sale of the shares being redeemed. You may recognize capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further tax information.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a net asset value is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

     You may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds may also be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

     The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or the Commission has by order permitted such suspension, or the Commission has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

     SIGNATURE GUARANTEES: A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

*     if you change the ownership on your account

* upon redemption of shares when certificates have been issued for your account

* when you want the redemption proceeds sent to a different address than is registered on the account

* for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

* any redemption proceeds transmitted by federal wire transfer to your bank not previously set up with the Fund

* if a change of address request has been received by the Fund or Firstar Trust Company within the last 15 days.

     In addition, you must have your signature guaranteed if you request redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee is received in proper order. A notary public is not an acceptable guarantor.

  THIRD PARTY REDEMPTIONS -
   USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.

     As with the purchase of Fund shares, you may redeem shares
of the Fund through certain   broker-dealers, financial
institutions and other service providers ("Processing
Intermediaries"). You should read the program materials provided by the Processing Intermediary before you redeem your shares of the Fund this way. Then follow those instructions and procedures.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     You don't have to use the services of a Processing
Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing
Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem.
Otherwise if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.

           EXCHANGE BETWEEN  NICHOLAS FAMILY OF FUNDS

     Shares of the Fund which have been outstanding at least 15 days may be exchanged for shares of other mutual funds for which the Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE           MARCH 31, 1999
         ----                --------------------         ------------------
Nicholas II, Inc.      Capital appreciation; Income as
                       a secondary consideration            $1,025,443,733

Nicholas Limited
Edition, Inc.          Long-term growth                     $  316,277,568

Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   25,020,850

Nicholas Income        High current income consistent
Fund, Inc.             with the preservation and
                       conservation of capital value       $   236,867,198

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity               $   166,513,123
____________
</TABLE

     If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve
Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would not be invested for this one day period.

     If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

     An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further tax information.

     The exchange privilege is available only in states where shares of the fund being acquired may be legally sold and the exchange privilege may be terminated or modified only upon 60 days' advance notice to shareholders. . Shareholders are reminded, however, that Nicholas Limited Edition, Inc. is restricted in size to 10 million shares, and that the exchange privilege into that fund may be terminated or modified at a time when the maximum is reached.

     Exchange of shares can be accomplished in the following ways:

     EXCHANGE BY MAIL. If you are interested in exercising the exchange by mail privilege you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund
Shares."

     EXCHANGE BY TELEPHONE. You may also exchange by telephone among all Nicholas mutual funds. Only exchanges of $500 or more will be executed using the telephone privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $1,000,000 per day per related accounts. You are allowed four telephone exchanges per account during any twelve month period.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar .
Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone.
Telephone exchanges can only be made by calling Firstar at 414-
276-0535 or 800- 544-6547. You will be required to provide pertinent information regarding your account . Calls will be recorded.



                    TRANSFER OF FUND SHARES
     You may transfer shares of the Fund in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are
transferred as a gift.    You can obtain documents and
instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas
Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.


        DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the
"Code") and intends to take all other action required to insure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year. However, the Code contains a number of complex tests relating to qualification as a regulated investment company which the Fund possibly might not meet in any particular year. If the Fund does not qualify as a "regulated investment company" under the Code, it would be treated for tax purposes as an ordinary corporation, and all its taxable income will be taxed to the Fund at corporate rates.

     The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.


     For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. The maximum tax rate on long-term capital gains for sales of securities held greater than twelve months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income. Distributions usually will be made in May and December of each year. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders who do not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total dividends received from domestic corporations in any one year are less than 100% of the Fund's gross income.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV per share. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing theNAV per share.

     Under the Code, dividends declared by the Fund to shareholders of record in December of any year will be deemed to have been received by (and will be taxable to) shareholders as of the record date, provided the dividend is actually paid by the Fund before February 1 of the following year.

     Under Federal law, some shareholders may be subject to a 31%
"backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates solely to u.s. federal taxes and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the fund.


          DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gains distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan").
You may elect to accept cash on the application to purchase shares of the Fund, by telephone, or by separate written notification. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account in full shares and fractional shares, if necessary. Firstar will notify you of the number of shares purchased and the price following each reinvestment period. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar . An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date.
The Fund may modify or terminate the Reinvestment Plan at any time 30 days' written notice to participants.


                   SYSTEMATIC WITHDRAWAL PLAN

     If you currently own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan
(the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the plan, at any time. Each withdrawal may be a taxable event to the shareholder.
Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders.
Please contact Nicholas Company, Inc. for copies of the Plan documents.


                 INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals who receive compensation, including earnings from self-employment may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype
IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a disclosure statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important that you obtain up-to-date information from the Fund before opening an IRA.

     Qualifying individuals who have a traditional IRA may make
deductible contributions to it.   Taxation of the income and
gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

    Qualifying individuals who maintain a Roth IRA may make non-
deductible contributions to it.    However, the amounts within
the Roth IRA accounts accumulate tax free and qualified
distributions will not be included in a shareholder's taxable income.  The contribution limit is $2,000 annually ($4,000 for joint returns), in aggregate with contributions to traditional
IRAs.  Certain income phaseouts apply.

     Like the Roth IRA, qualifying individuals may make non-contributions to an Education IRA, but the investment earnings accumulate tax free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and nondeductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of your IRA contributions.


     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.


              SELF-EMPLOYED MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan for self-employed individuals.. You may contact the Fund for any additional information or if you wish to participate in the plan.

    Consultation with a tax adviser regarding the tax consequences of the plan is recommended.

                           BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer.
The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange
Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker would have charged for effecting the transaction.

     The Adviser believes it is important to its investment decision-making process to have access to independent research.
The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. However, commissions paid are generally lower than those paid prior to the elimination of fixed minimum rates in 1975 and are no higher than rates which could be obtained from other brokers or dealers who would also furnish comparable supplemental research and statistical services. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

     The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended March 31, 1999.

                         AMOUNT OF COMMISSIONS
                          PAID TO FIRMS THAT           AMOUNT
                          PROVIDED RESEARCH     BROKERAGE TRANSACTIONS
                             SERVICES(1)            INVOLVED(1)
                         --------------------   ----------------------
          The Fund             $512,325             $342,366,850

            (1)The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction.
The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotations services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Fund may effect portfolio transactions with brokers or dealers who recommended the purchase of the Fund's shares. The
Fund may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

     Brokerage commissions paid by the Fund during the fiscal year ended March 31, 1999, 1998 and 1997 totaled $3,215,976,
$2,171,882 and $1,501,852, respectively.


                        PERFORMANCE DATA

     The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders.
The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. These values are computed according to the following formulas:

                         P(1+T)n = ERV

                               or

                     Total Return = ERV - 1
                                    ---
                                     P

      Average Annual Total Return = nth root of ERV  - 1
                                                ---
                                                 P

where:

P    = a hypothetical initial payment of $1,000

T    = average annual total return

n    = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five and ten year periods.


                     One Year      Five Year           Ten Year
                     --------      ---------           --------
Total Return          +0.13%        154.49%             350.22%
Average Annual
  Total Return        +0.13%         20.54%              16.24%

     For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the period is made; (3) all recurring fees that are charged to all shareholder accounts are included; and (4) the one year, five year and ten year periods end on March 31, 1999.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors.
These factors should be considered when evaluating the Fund's performance.

     In sales material, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including but not limited to the Dow Jones Industrial
Average, the Standard & Poor's 500 Index, NASDAQ, the Russell
2000 Index and the United States Department of Labor Consumer
Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance
Analysis , Morningstar, Inc., CDA Investment Technologies Inc.
and Value Line, Inc.

                       CAPITAL STRUCTURE

     Nicholas Fund, Inc. is authorized to issue 200,000,000
shares of common stock, $0.50 par value.  Each share has one vote and all shares participate equally in dividends and other
distributions declared by the Fund, and in the residual assets of
the Fund in the event of liquidation.    There are no conversion
or sinking fund provisions applicable to shares  and holders have no preemptive, rights and may not cumulate their votes in the election of directors.



                       STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may direct Firstar in writing at any time to issue a certificate for his shares without charge. If a shareholder requests certificates at any time other than in connection with an initial purchase, the request must be accompanied by a signature guarantee.


                         ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.


          In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of
Section 16(c) of the 1940 Act.


                      SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends March 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.

                  CUSTODIAN AND TRANSFER AGENT

     Firstar Bank Milwaukee, N.A. ("Firstar Bank") acts as
Custodian of the Fund.  Firstar , 615 East Michigan Street,
Milwaukee, Wisconsin 53202,  acts as Transfer Agent and Dividend
Disbursing Agent of the Fund. As custodian, Firstar Bank holds all securities and cash for the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. Firstar
Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to shareholders.


                      COUNSEL AND AUDITORS

     Davis & Kuelthau, S.C., 111 East Kilbourn Avenue, Milwaukee,
Wisconsin 53202, counsel for the Fund, have passed upon the legality of the shares of the Fund being offered by this Prospectus. Arthur Andersen LLP, 100 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202 are the independent accountants for the Fund.


                     FINANCIAL INFORMATION

     The schedule of investments, financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended March 31, 1999, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.


                      Nicholas Fund, Inc.






                           Form N-1A








                   PART C:  OTHER INFORMATION


                   PART C.  OTHER INFORMATION


Item 23.  Exhibits:

All exhibits required to be filed with this Form N-1A, pursuant to Item 23(b) are listed in the Exhibit Index appearing elsewhere in this Registration Statement and (i) appear in their entirety, herein or (ii) are incorporated by reference to previous filings with the Securites and Exchange Commission, as indicated in such
Exhibit Index.


Item 24.  Persons Controlled by or Under Common Control with the
Fund

      The Registrant is not under common control with any other person. The Registrant, Nicholas Income Fund, Inc., Nicholas II,
Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund,
Inc., and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business services provided by the adviser. The Registrant does not control any other person.


Item 25.  Indemnification

      Article VII, Section 7 of the Registrant's By-Laws provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General
Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, the Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      The investment adviser to the Registrant, Nicholas Company,
Inc.,   has,   by  corporate  resolution,  agreed  to   indemnify
Registrant's officers, directors and employees to the  extent  of any  deductible  or  retention amount  required  under  insurance policies  providing coverage to such persons in  connection  with liabilities incurred by them in such capacities.


Item 26.  Business and Other Connections of the Investment
Adviser

     None.


Item 27.  Principal Underwriters

     None.


Item 28.  Location of Accounts and Records

      All account, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company
Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee,
Wisconsin 53202, and Firstar Mutual Fund Services, LLC, 615  East
Michigan Avenue, Milwaukee, Wisconsin 53202.


Item 29.  Management Services

     None.


Item 30.  Undertakings

      The Registrant's By-Laws provide that it will indemnify the
Officers and Directors of the Registrant for liabilities incurred by  them in any proceeding arising by reason of the fact that any such  person  was or is a director or officer of the  Registrant.
Insofar  as indemnification for liability arising under  the  Act may  be  permitted to directors, officers and controlling persons of  the  Registrant  pursuant  to  the  Act,  or  otherwise,  the
Registrant has been advised that in the opinion of the Securities and  Exchange  Commission such indemnification is against  public
policy   as   expressed  in  the  Act  and  may,  therefore,   be
unenforceable.   In  the event that a claim  for  indemnification
against  such  liabilities  (other  than  the  payment   by   the
Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any  action,  suit or proceeding) is asserted by  such  director, officer  or  controlling person in connection with the securities being  registered, the Registrant will, unless in the opinion  of its counsel the matter has been settled by controlling precedent, submit  to  a  court  of  appropriate jurisdiction  the  question whether  such indemnification by it is against public  policy  as
expressed  in  the  Act  and  will  be  governed  by  the   final
adjudication of such issue.

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange
Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

      The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of
1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest semiannual report that is specifically incorporated by reference in the prospectus.


                           SIGNATURES


      Pursuant to the requirements of the Securities Act of  1933
and   the  Investment  Company  Act  of  1940,  as  amended,  the
Registrant hereby certifies that it meets all of the requirements for  effectiveness  of  this Registration  Statement  under  Rule
485(a)  under  the Securities Act of 1933, and  has  duly  caused this  Registration Statement to be signed on its  behalf  by  the undersigned, thereunto duly authorized, in the City of Milwaukee,
State of Wisconsin, on the /s/ th day of May, 1999.


                              NICHOLAS FUND, INC.

			      By: /s/ Albert O. Nicholas
			      ---------------------------
				  Albert O. Nicholas
				  President and Director


      Pursuant  to  the  requirements of the  Securities  Act  of
1933,as  amended,  and the Investment Company  Act  of  1940,  as amended,  the  Amendment to the Registration Statement  has  been signed  below by the following persons in the capacities  and  on
May   , 1999.


          Signature                   Title
          ---------                   -----

      /s/ Albert O. Nicholas       President (Principal Executive Officer)
      ------------------------     and Director
	  Albert O. Nicholas

      /s/ Jeffrey T. May
      ------------------------     Senior Vice-President
          Jeffrey T. May           and Treasurer (Chief Accounting Office)

      /s/ Melvin Schultz
      ------------------------     Director
	  Melvin L. Schultz

      /s/ Richard Seaman
      ------------------------     Director
	  Richard Seaman



		    By: /s/ Jeffrey T. May
		   ------------------------
			    Jeffrey T. May

	      Jeffrey T. May, as Attorney-In-Fact  for
	     the  above  directors,  under  authority  of
                Powers of  Attorney previously filed



                        LIST OF CONSENTS


1.   Consent of Davis & Kuelthau, S.C.
     (included in Exhibit (i)

2.   Consent of Arthur Andersen LLP
     (included as Exhibit (j))

                         EXHIBIT INDEX
                                                         Sequential
Exhibit No.               Description                     Page No.
-----------              -------------                   -----------

(a)       Articles   of  Incorporation  of   Registrant    *
          [incorporated  by reference  to  Part  II  of
          Registrant's Post-Effective Amendment No. 44,
          as  filed  with the Commission on  April  30,
          1998, under header submission 485BPOS].

(b)       By-Laws   of   Registrant  [incorporated   by    *
          reference  to  Part II of Registrant's  Post-
          Effective Amendment No. 44, as filed with the
          Commission  on April 30, 1998,  under  header
          submission 485BPOS].

(c)       Specimen certificate evidencing common stock,    *
          $.50  par  value, of Registrant [incorporated
          by reference to Part II of Registrant's Post-
          Effective Amendment No. 44, as filed with the
          Commission  on April 30, 1998,  under  header
          submission 485BPOS].

(d)       Investment Advisory Agreement, dated July 17,    *
          1985,   between   Registrant   and   Nicholas
          Company,  Inc. [incorporated by reference  to
          Part   II   of   Registrant's  Post-Effective
          Amendment   No.   44,  as  filed   with   the
          Commission  on April 30, 1998,  under  header
          submission 485BPOS].

(g)       Custodian  Agreement between  Registrant  and    *
          Firstar   Trust  Company,  [incorporated   by
          reference  to  Part II of Registrant's  Post-
          Effective Amendment No. 44, as filed with the
          Commission  on April 30, 1998,  under  header
          submission 485BPOS].

(i)       Opinion of Davis & Kuelthau, S.C., concerning    **
          the  legality  of Registrant's common  stock,
          including  attorney's consent to the  use  of
          such opinion.


(j)       Consent  of  Arthur Andersen LLP, independent    **
          public accountants.

(n)       Financial    Data   Schedule   meeting    the    --
          requirements of Rule 483 under the Securities
          Act of 1933.

*         Powers  of  Attorney for Messrs. Schultz  and    *
          Seaman,  as  required by Rule 402  under  the
          Securities Act of 1933.
____________________________________
     *Incorporated by reference to previous filing as indicated.
     **To be filed by amendment.







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